Acquisitions	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Acquisitions
Note 3 Acquisition
Manulife Fund Management Co., Ltd.
In November 2022, the Company acquired control of Manulife Fund Management Co., Ltd., formerly known as Manulife TEDA Fund Management Co., L td
, through the purchase of the remaining 51% of shares that it did not already own from its joint venture partner. The transaction furthers the Company’s goals of expanding both its Asian and asset management businesses.
The transaction included $334 of cash consideration and derecognition of the Company’s previous joint venture interest with a fair value of $321. The Company recorded a gain of $95 on derecognition of the previous joint venture interest
,

a
n
d
 recognized $160 of tangible net assets, $240 of intangible assets and $255 of goodwill in November 2022.